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                                                                    EXHIBIT 32.1

                        CERTIFICATION OF PERIODIC REPORT

I, Jeffrey W. Jones, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge the Report of BioLase Technology, Inc. on Form 10-Q/A for the quarterly period ended June 30, 2002, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of BioLase Technology, Inc.


Dated:  September 16, 2003

                                              /s/ Jeffrey W. Jones
                                              -------------------------
                                              Jeffrey W. Jones
                                              Chief Executive Officer